UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 17, 2023

V2X, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

001-36341	38-3924636
(Commission	(IRS Employer
File Number)	Identification No.)

2424 Garden of the Gods Road, Suite 300

Colorado Springs, CO 80919

(Address of Principal Executive Offices) (Zip Code)

(719) 591-3600

(Registrant's Telephone Number, Including Area Code)

Securities Registered Under Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	VVX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

The information contained in Item 8.01 is incorporated herein by reference.

Item 8.01 Other Events.

On January 17, 2023, the Board of Directors (“Board”) of V2X, Inc. (the “Company”) established that the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) will be held virtually on May 4, 2023. The record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the 2023 Annual Meeting shall be the close of business on March 13, 2023.

Because the date of the 2023 Annual Meeting differs by more than thirty days from the anniversary date of the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), which was held on October 27, 2022, the deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and for any stockholder nomination or proposal outside of Rule 14a-8, as listed in the Company’s 2022 Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on September 13, 2022, are no longer applicable. Pursuant to the Company’s bylaws (the “Bylaws”) and Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals via this Form 8-K.

In accordance with the requirements contained in the Company’s Bylaws, stockholders of the Company who wish to bring business before the 2023 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal is received by our Corporate Secretary at our principal executive offices on or before the close of business on January 27, 2023. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting must also comply with the Bylaws and all applicable rules and regulations promulgated by the SEC under the Exchange Act.

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice in writing that sets forth the information required by Rule 14a-19 of the Exchange Act to our Corporate Secretary at our principal executive offices in accordance with the requirements of our Bylaws set forth above.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposal is submitted in writing to our Corporate Secretary at our principal executive offices on or before the close of business on March 6, 2023, which notice must contain the information specified in the Bylaws.

Notices of intention to present proposals or nominate directors at the 2023 Annual Meeting, and all supporting information required by our Bylaws, must be submitted to: V2X, Inc., Attn: Corporate Secretary, 2424 Garden of the Gods Road, Suite 300, Colorado Springs, CO 80919.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V2X, INC.

Dated: January 17, 2023

	By:	/s/ Kevin T. Boyle
Kevin T. Boyle
Chief Legal Officer and Corporate Secretary